Exhibit 99.1

Exhibit 99.1

Management Presentation

March 2005

Safe Harbor Disclosure

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Mission believes that its expectations are based on reasonable assumptions. No assurance, however, can be given that its goals will be achieved. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation. While Mission makes these forward-looking statements in good faith, neither Mission nor its management can guarantee that the anticipated future results will be achieved. Mission discloses proved reserves that comply with the Securities and Exchange Commission’s (SEC) definitions. Additionally, Mission may disclose estimated reserves, which the SEC guidelines do not allow us to include in filings with the SEC. See Risk Factors and the Management’s Discussion and Analysis included in Mission’s 2004 Annual Report on Form 10-K

Company Highlights & Areas of Operation

Company Statistics

226 Bcfe proved reserves $424 MM PV-10 (1)

60% Gas

78% Proved developed 9 Year proved reserve life (2) Over 45 prospects

600 Drilling locations

– 170 Proved

Permian Basin

155 Bcfe reserves (68%) $240 MM PV-10 (57%)

Gulf Coast Onshore

48 Bcfe reserves (21%) $129 MM PV -10 (30%)

Gulf of Mexico

20 Bcfe reserves (9%) $49 MM PV—10 (12%)

Other (3)

3 Bcfe reserves (2%) $6 MM PV—10 (1%)

(1) PV10 value based on December 31, 2004 NYMEX spot prices of $6.18 per Mmbtu for natural gas and $43.33 per Bbl for oil. (2) Based on 2004 annual production.

(3) Includes properties in Oklahoma, Oregon and Wyoming.

Permian Region

Key Features:

155 Bcfe, 55% gas & NGLs, approximately 38% of production In early 2004, purchased operated interest in Jalmat gas field in two transactions (95% WI) Predictable long life reserves that provide low risk drilling opportunities 36% operated (based on reserves) Mission owns non-operated interests in “legacy” fields

– Operated by large independents: Apache, Burlington, Anadarko, XTO and Devon

2004 and 2005 Capital Program:

Continue shallow low risk workover and recompletion programs Continue low risk infill and downspacing drilling program Major projects:

– Jalmat, TXL, Wasson and Waddell

Gulf Coast Region

Key Features:

48 Bcfe, 65% gas & NGLs, approximately 38% of production

In December 2004, acquired additional working interests in four fields adding approximately 6 Bcfe for $11 MM

77% operated (based on reserves)

Focus of Mission’s exploration program

Gas basin with significant upside

Majority of G&G staff’s expertise is in this region

Low lifting costs on newly drilled wells

2004 and 2005 Capital Program:

Continue low risk development Continue to build exploration inventory Major projects:

– Andromeda, Reddell, Lions and Argo

Key Features:

Gulf of Mexico Region

20 Bcfe, 77% gas & NGLs, approximately 22% of production 36% operated (based on reserves) Development opportunities with immediate impact

– Blocks primarily operated by large independents

– High rate gas production with nominal incremental LOE

– Infrastructure in place or close by

– Moderate depth shelf production and development

Low lifting costs on newly drilled wells

2004 and 2005 Capital Program:

Continue to revitalize mature shelf assets Major projects:

High Island 553, South Marsh Island 142 and Eugene Island 273

Exploration Potential

Texas

Wilcox 910 Bcfe Unrisked Potential

Yegua 55 Bcfe Unrisked Potential

Frio/Miocene 145 Bcfe Unrisked Potential

Offshore 390 Bcfe Unrisked Potential

Louisiana 55 Bcfe Unrisked Potential

Gulf of Mexico

Vicksburg/Yegua

Wilcox Trend

Recent Projects

Fritz Weise #1, Lions prospect, Goliad County, Texas

Drilled to total depth of 14,000 feet and found 58 feet of gas pay in the Corona 1 sand

Commenced sales to higher capacity pipeline and flowing at gross daily production rate of 11.3 Mmcf

Currently drilling two additional wells and preparing to drill a third well as a result of success of Fritz Weise #1

A separate well, the Dehnert #1, is the first of several scheduled wells to offset the Fritz Weise #1

Production casing has been set to 15,913 feet at the Dehnert #1 where it found 67 net feet of pay in the Corona Sand

WI 35%, Mission operated

Recent Projects

Fritz Weise #1, Lions prospect, Goliad County, Texas

Goliad County

Dewitt County

Buchel Field Cretaceous Edwards/Sligo Carbonate Prod

Kawitt Field Cretaceous Edwards/Sligo Carbonate Prod

Karnes County

Cook 27 Wells Cum Prod: 22.6 Bcf Max Well: 7.5 Bcf Per Well Avg: 0.8 Bcf Max Well % of Total: 33%

Cook, South 15 Wells Cum Prod: 61.9 Bcf Max Well: 21.2 Bcf Per Well Avg: 4.1 Bcf Max Well % of Total: 34%

Yorktown 37 Wells Cum Prod: 103.9 Bcf Max Well: 27.6 Bcf Per Well Avg: 2.8 Bcf Max Well % of Total: 27%

Gunpoint 19 Wells Cum Prod: 99.7 Bcf Max Well: 25.2 Bcf Per Well Avg: 5.2 Bcf Max Well % of Total: 25%

Mission Valley 38 Wells Cum Prod: 72.7 Bcf Max Well: 6.6 Bcf Per Well Avg: 1.9 Bcf Max Well % of Total: 9%

Victoria County

Warmsley 18 Wells Cum Prod: 16.2 Bcf Max Well: 6.1 Bcf Per Well Avg: 0.9 Bcf Max Well % of Total: 38%

Smith Creek 16 Wells Cum Prod: 6.8 Bcf Max Well: 2.5 Bcf Per Well Avg: 0.4 Bcf Max Well % of Total: 37%

Nordheim/Christmas 28 Wells Cum Prod: 95.8 Bcf Max Well: 17.7 Bcf Per Well Avg: 3.4 Bcf Max Well % of Total: 19%

Malo Domingo/Runge E.

16 Wells Cum Prod: 34.2 Bcf Max Well: 11.3 Bcf Per Well Avg: 2.1 Bcf Max Well % of Total: 33%

Birdie 4 Wells Cum Prod: 14.7 Bcf Max Well: 8.0 Bcf Per Well Avg: 3.7 Bcf Max Well % of Total: 56%

Kenedy, SW Field Cretaceous Edwards/Sligo Carbonate Prod

McCaskill 10 Wells Cum Prod: 6.9 Bcf Max Well: 2.6 Bcf Per Well Avg: 0.7 Bcf Max Well % of Total: 37%

New Field Discovery Oct. 2003 Melrose Field—J Sand Unit Petroleum Bluntzer #1

Nordheim, SW

11 Wells Cum Prod: 33.6 Bcf Max Well: 9.7 Bcf Per Well Avg: 3.0 Bcf Max Well% of Total: 29%

Weesatche 32 Wells Cum Prod: 41.4 Bcf Max Well: 5.7 Bcf Per Well Avg: 1.3 Bcf Max Well % of Total: 14%

Recent Projects

High Island Block 553, Offshore, Gulf Of Mexico

High Island 553 #A9 drilled to 12,350 feet and completed from 20 net feet of pay in the Basal Nebraskan formation

Currently producing 10.5 Mmcf gross per day and 600 barrels gross of condensate per day

Reached total depth and currently logging the OCS-G 6237 #4, a “5,500 Foot Sand” development well

WI 36%, Mission operated

Recent Projects

Jalmat Field, Lea County, New Mexico

Expect to drill three new infill wells in the Yates / 7-Rivers with a total depth of 4,000 feet each

Anticipate 18 wells to be recompleted by the end of first quarter 2005

6 recompleted wells are currently producing and 5 others are being prepared for production

Average WI 95%, Mission operated

Recent Projects

Ledoux #1, North Leroy Field, Louisiana

Originally expected to spud mid-fourth quarter 2004; contracted rig delayed until late first quarter 2005

Targets additional reserves in the Marg howei sand

Currently drilling below 10,300 feet to plan depth of 12,500

Offset to LeBlanc #1 that has produced to date 4.5 Bcfe

Secondary reserves expected to be produced from the Manes and Marg 7 sands

WI 77%, Mission operated

2004

Leverage

Total Debt ($MM) $MM $250 $200 $150 $100 $50 $0 $233.5 $170.0

4Q 2004

Debt to Book Capitalization

100% 75% 50% 25% 0%

78%

60%

2002

2004

Total Debt / Proved Reserves

($/Mcfe) $1.50 $1.00 $0.50 $- $1.12

2003 $0.75

Asset Mix

Oil 59%

Gas / NGLs 41%

2001* Oil vs. Gas / NGLs

Oil 40%

Gas / NGLs 60%

2004* Oil vs. Gas / NGLs

* SEC proved as of December 31, 2001 and December 31, 2004

Stock Performance

$8.00 $7.00 $6.00 $5.00 $4.00 $3.00 $2.00 $1.00 $0.00

$40 MM Debt-for Equity Swaps Completed in Three Transactions

Nasdaq Notification of Delisting

Management Team Complete

Debt Repurchase, New Bank Facility, & 2002 Results

NasdaqTo Continue Listing Mission Stock $130 MM Notes, 2 nd Lien Term Loan & New Bank Facility

Jalmat Field Acquisition

Announced Year End Reserves

4,000,000 3,500,000 3,000,000 2,500,000 2,000,000 1,500,000 1,000,000 500,000

0

04 Sep-02

16 Oct-02

27 Nov-02

13 Jan- 03

26 F eb-03

09 Apr-03

22 May-03

07 Jul-03

18 Aug-03

30 Sep-03

11 Nov-03

24 Dec-03

09 Feb-04

22 Mar-04

04 May-04

17 Jun-04

30 Jul-04

13 Sep-04

25 Oct-04

07 Dec-04

20 Jan-05

04 Mar-05

Volume Price

Reserves as of December 31, 2004

Netherland Sewell performs bottom-up reviews and report

Proved reserves based on NYMEX pricing of $43.33 / Bbl for oil and $6.18 / MMBtu for gas

Proved Reserves

By Region

Other

2%

Gulf Coast

21%

GOM

9%

Permian

68%

Proved Reserves

By Category

PDP

66%

PUD

22%

PDNP

12%

2005 Capital Expenditures

2005 capital expenditure budget is $71 MM

Focus will be in the Wilcox, Yegua and Frio trends along the Texas coast as well as southwest Louisiana, Permian Basin and offshore Gulf of Mexico

2005 Est. Capital Expenditures

By Project Type

Land, Seismic & Other

18%

Development

54%

Exploration

28%

2005 Est. Capital Expenditures

By Region

Permian

17%

Land, Seismic & Other

18%

Gulf Coast Onshore

45%

Gulf of Mexico

20%

2002 2003 2004 2005 Est

Organic Growth

Given drilling success in 2003 and 2004, 2005E base production is expected to increase approximately 30% over 2003 base production

Daily Production Volumes MMCFE / Day

Mmcfe / Day

90.0 80.0 70.0 60.0 50.0 40.0 30.0 20.0 10.0 0.0

77.2

73.5 62.5 65.8

4Q 2002 2003 2004 2005 Est

Base Prop Sold Prop Acq

Daily Production Volumes        % Gas

% Gas

70% 60% 50% 40% 30% 20% 10% 0%

59% 62% 43% 45%

2005 Guidance

EBITDA ($MM)(2) $100 $90 $80 $70 $60 $50 $40 $30 $20 $10 $0 $98.0

$77.0

$47.0

2003 2004 2005 Est (1)

Discretionary Cash Flow

($MM)(3) $90 $75 $60 $45 $30 $15 $-$22.8 $58.5 $82.0

2003 2004 2005 Est (1)

Cash Costs ($ / Mcfe)

$ 3.50

$ 3.00

$ 2.50

$ 2.00

$ 1.50

$ 1.00

$ 0.50

$ -

$3.30 $2.88 $2.77 $1.04 $0.75 $0.59 $0.47 $0.53 $0.53 $0.36 $0.39 $0.42 $1.43 $1.21 $1.23

2003 2004 2005 Est (1)

LOE Taxes other than income G&A Interest

(1) All estimates use the mid-point of guidance

(2) 2003 and 2004 as reported, 2005 EBITDA calculated as revenues minus LOE, taxes other than income and G&A (3) 2003 and 2004 as reported, 2005 discretionary cash flow calculated as EBITDA minus cash interest expense

Summary

High-graded the Company’s asset base

Assembled experienced in-house exploration team

Increased natural gas / oil production-mix to 60% natural gas

Reduced operating expense for 2004 15% to $1.21 per Mcfe as compared to 2003 Reduced debt by approximately $60MM or 27% since 2002 Lowered annualized interest expense over $9 MM since 2002 Increased liquidity to approximately $40 MM

Strong set of opportunities to create additional value

For more information, please contact Investor Relations: Email: investors@mrcorp.com (713) 495–3100